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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549






                                    FORM 8-K




                                 CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES EXCHANGE ACT OF 1934




      Date of Report (Date of Earliest Event Reported): DECEMBER 5, 2001




                              MICHAELS STORES, INC.
            (Exact Name of Registrant as Specified in its Charter)




        DELAWARE                         0-11822                  75-1943604
(State or Other Jurisdiction           (Commission              (IRS Employer
    of Incorporation)                  File Number)          Identification No.)



    8000 BENT BRANCH DRIVE
    IRVING, TEXAS                                                  75063-6041
    (Address of Principal Executive Offices)                       (Zip Code)

    Registrant's telephone number, including area code: (972) 409-1300



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ITEM 5. OTHER EVENTS.

         On December 5, 2001, Michaels Stores, Inc. filed a Form 8-A for Registration of Certain Classes of Securities Pursuant to Section 12(b) or 12(g) of the Securities Exchange Act of 1934 in connection with the listing of its common stock on the New York Stock Exchange. The description of the common stock of Michaels Stores, Inc. contained in such Form 8-A is filed hereto as Exhibit 99.1 and incorporated herein by reference.

         Effective February 1, 2002, Michaels Stores, Inc. amended and restated its 1997 Employees Stock Purchase Plan. A copy of the Michaels Stores, Inc. Amended and Restated 1997 Employees Stock Purchase Plan is filed hereto as Exhibit 99.2.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (c)   EXHIBITS:



          Exhibit
          Number         Description
          -------        -----------
            99.1         Description of common stock of Michaels Stores, Inc.
                         contained in Form 8-A for Registration of Certain
                         Classes of Securities Pursuant to Section 12(b) or 12(g)
                         of the Securities Exchange Act of 1934 (Commission File
                         No. 001-09338, filed December 5, 2001).

            99.2         Michaels Stores, Inc. Amended and Restated 1997 Employees
                         Stock Purchase Plan.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       MICHAELS STORES, INC.



                                       By: /s/ Bryan M. DeCordova
                                          --------------------------------------
                                          Name: Bryan M. DeCordova
                                          Title: Executive Vice President--
                                                 Chief Financial Officer


Date: February 1, 2002











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                               INDEX TO EXHIBITS

Exhibit
Number           Description
-------          -----------
 99.1            Description of common stock of Michaels Stores, Inc. contained in Form 8-A for Registration of Certain Classes of Securities
                 Pursuant to Section 12(b) or 12(g) of the Securities Exchange
                 Act of 1934 (Commission File No. 001-09338, filed December 5,
                 2001).

 99.2            Michaels Stores, Inc. Amended and Restated 1997 Employees Stock
                 Purchase Plan.